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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 2, 1997




                            HORIZON PHARMACIES, INC.
             (Exact name of registrant as specified in its charter)




             TEXAS                        333-25257              75-2441557
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


        275 WEST PRINCETON DRIVE
             PRINCETON, TEXAS                                        75407
(Address of Principal Executive Offices)                           (Zip Code)

                                 (972) 736-2424
              (Registrant's telephone number, including area code)

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

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

       Filed herewith as a part of this report are the following financial statements for Sun Country Drug, Inc. ("Sun Country"): (i) audited Balance Sheet at December 31, 1996 and audited Statement of Income, Statement of Shareholders' Equity and Statement of Cash Flows each for the year ended December 31, 1996 and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at June 30, 1997, unaudited Statement of Income for the six months ended June 30, 1997 and 1996, and unaudited Statement of Cash Flows for the six months ended June 30, 1997 and 1996. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

  (b)  PRO FORMA FINANCIAL INFORMATION.

       Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet as of June 30, 1997 and Pro Forma Combined Condensed Statement of Income for the six months ending June 30, 1997 and the Registrant's Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1996 and the notes thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in
       Item 7(a)(4).

  (c)  EXHIBITS.

       None.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date: October 16, 1997                 By:  /s/ Ricky D. McCord
                                          ----------------------------
                                       Ricky D. McCord, President

                     PRO FORMA COMBINED FINANCIAL DATA

     The following unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 1996 and the six months ended June 30, 1997 reflect the historical results of operations of the Company, adjusted to give effect to the acquisition of the Moriarty, New Mexico Store (the Moriarty Store) in August 1997 as though such store was acquired January 1, 1996. The Pro Forma Combined Condensed Balance Sheet as of June 30, 1997 reflects the historical financial position of the Company as of that date, adjusted to give pro forma effect to the acquisition of the Moriarty Store as if it had occurred as of June 30, 1997.

     The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable and fairly reflect all expenses associated with the acquired business. The Pro Forma Combined Financial Data do not purport to represent the financial position or results of operations which would have occurred had such transactions been consummated on the dates indicated or the Company's financial position or results of operations for any future date or period. These Pro Forma Combinded Condensed Financial Statements and notes thereto should be read in conjunction with the historical financial statements and notes of the Company and the financial statements of the Moriarty Store.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
JUNE 30, 1997
(IN THOUSANDS)

             ASSETS

                                          Company      Moriarty
                                         Historical   Store (Note)  Pro Forma
                                         -------------------------------------
Current assets:
  Cash                                       $  229                     $  229
  Accounts receivable                         2,463                      2,463
  Inventories                                 3,893         $283         4,176
  Prepaid expenses                               41                         41
                                         -------------------------------------
Total current assets                          6,626          283         6,909
Deferred offering costs                         345                        345
Property and equipment, net                     813           20           833
Intangibles, net                              1,308          132         1,440
                                         -------------------------------------
Total assets                                 $9,092         $435        $9,527
                                         -------------------------------------
                                         -------------------------------------


 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Bank overdraft                             $  206         $175        $  381
  Accounts payable                            2,918           62         2,980
  Accrued liabilities                           257                        257
  Notes payable                               2,105                      2,105
  Current portion of long-term obligations      397           33           430
                                         -------------------------------------
Total current liabilities                     5,883          270         6,153
Long-term obligations                         1,291          165         1,456
Shareholders' equity:
  Common stock                                   11                         11
  Additional paid-in capital                  1,760                      1,760
  Retained earnings                             147                        147
                                         -------------------------------------
Total shareholders' equity                    1,918                      1,918
                                         -------------------------------------
Total liabilities and shareholders'
  equity                                     $9,092         $435        $9,527
                                         -------------------------------------
                                         -------------------------------------

-------------------------

Note: The Moriarty Store was acquired in August 1997 for a total consideration of $435 financed by a note payable of $198, cash of $175, and accounts payable of $62 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
SIX MONTHS ENDING JUNE 30, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                           Historical
                                       -------------------
                                                 Moriarty  Pro Forma
                                       Company    Store   Adjustments   Pro Forma
                                       ------------------------------  -----------
Net sales                              $11,060    $1,124                  $12,184
Cost and expenses:
  Cost of sales                          7,583       858                    8,441
  Depreciation and amortization            125        13      $(13)(1)        132
                                                                 7 (1)
  Selling, general and administrative    2,890       212       (25)(3)      3,077
                                       ----------------------------    -----------
Total costs and expenses                10,598     1,083       (31)        11,650
                                       ----------------------------    -----------
Income from operations                     462        41        31            534
Interest expense and other, net            144         5        (5)(2)        152
                                                                 8 (2)
                                       -------------------------------------------
Income before income taxes                 318        36        28            382
Pro forma provision for income taxes       111        13        10 (4)        134
                                       ----------------------------    -----------
Pro forma net income                   $   207    $   23      $ 18        $   248
                                       -------------------------------------------
                                       -------------------------------------------
Pro forma net income per share                                            $  0.22
                                                                      -----------
                                                                      -----------
Shares used in computation                                              1,142,424
                                                                      -----------
                                                                      -----------

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                 Historical
                                            -------------------
                                                       Moriarty    Pro Forma
                                            Company     Store     Adjustments   Pro Forma
                                            ---------------------------------   ---------
Net sales                                   $13,136     $1,938                   $15,074
Cost and expenses:
 Cost of sales                                8,942      1,448                    10,390
 Depreciation and amortization                  172         22      ($22) (1)        187
                                                                      15  (1)
 Selling, general and administrative          3,471        384       (49) (3)      3,806
                                            -----------------------------      ---------
Total costs and expenses                     12,585      1,854       (56)         14,383
                                            -----------------------------      ---------
Income from operations                          551         84        56             691
Interest expense and other, net                 249         17       (17) (2)        265
                                                                      16  (2)
                                            -----------------------------      ---------
Income before income taxes                      302         67        57             426
Pro forma provision for income taxes            106         23        20  (4)        149
                                            -----------------------------      ---------
Pro forma net income                        $   196     $   44       $37         $   277
                                            --------------------------------------------
                                            --------------------------------------------
Pro forma net income per share                                                   $  0.26
                                                                               ---------
Shares used in computation                                                     1,074,246
                                                                               ---------
                                                                               ---------

                    ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

       Eliminate historical depreciation:
         Year ended December 31, 1996                                  $ 22,000
         Six months ended June 30, 1997                                  13,000

       Provide depreciation and amortization on acquired bases
        in equipment and intangibles:
         Equipment - 7 year life - purchase price allocated              20,000
         Intangibles - 5 to 20 year life - purchase price allocated     131,500

       Year ended December 31, 1996:
         Depreciation of equipment                                        2,000
         Amortization of intangibles                                     13,000
                                                                       --------
              Total                                                      15,000

       Six months ended June 30, 1997:
         Depreciation of equipment                                        1,000
         Amortization of intangibles                                      6,000
                                                                       --------
              Total                                                       7,000

(2)  Adjust interest expense:

       Eliminate historical interest expense:
         Year ended December 31, 1996                                    17,000
         Six months ended June 30, 1997                                   5,000

       Provide for interest expense on debt issued in acquisition:
         Debt                                                           198,000
         Interest Rate                                                    9.00%

         Year ended December 31, 1996:                                   16,000
         Six months ended June 30, 1997:                                  8,000

(3) Adjust compensation to remove previous Officer Salary who is not on Horizon's payroll:

         Year ended December 31, 1996:                                   49,000
         Six months ended June 30, 1997:                                 25,000

(4) Adjust pro forma income taxes (at a rate of 35%) for acquistion adjustments:

         Year ended December 31, 1996:                                   20,000
         Six months ended June 30, 1997:                                 10,000

The Board of Directors and Shareholders                         October 1, 1997
Sun Country Drug, Inc.

                            REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying balance sheet of Sun Country Drug, Inc. (an
S Corporation) as of December 31, 1996, and the related statement of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sun Country Drug, Inc. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

SUN COUNTRY DRUG, INC.
BALANCE SHEETS

                                                DECEMBER 31,     JUNE 30,
ASSETS                                              1996           1997
                                                ------------   -----------
                                                               (Unaudited)
Current assets:
  Cash                                           $  3,640       $  8,654
  Accounts receivable-trade                        21,095         13,884
  Accounts receivable-other                         1,660          2,031
  Inventories, lower of cost or market            280,650        281,313
                                                 --------       --------
     Total current assets                         307,045        305,882

Fixed assets:
  Furniture & fixtures                            112,391        113,023
  Office Equipment                                 30,843         30,843
  Computer equipment                               10,000         10,000
  Leasehold improvements                            3,932          3,932
  Accumulated depreciation                        (45,022)       (57,948)
                                                 --------       --------

     Total net fixed assets                       112,144         99,850
                                                 --------       --------

TOTAL ASSETS                                     $419,189       $405,732
                                                 --------       --------
                                                 --------       --------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Bank overdraft                                 $ 17,319       $      0
  Accounts payable-trade                          152,647        164,731
  Payroll taxes payable                             6,860          1,614
  Notes payable-shareholder                        40,370         39,370
  Gross receipts taxes payable                      9,682          6,829
  Current portion of long term debt                31,607         31,607
                                                 --------       --------

     Total current liabilities                    258,485        244,151

Long term liabilities:
  Notes payable                                   109,803         88,823
  Current portion of long term debt               (31,607)       (31,607)
                                                 --------       --------

     Total long term liabilities                   78,196         57,216
                                                 --------       --------

     Total liabilities                            336,681        301,367

Shareholders' equity
  Capital stock                                     1,000          1,000
  Paid in capital                                  24,571         24,571
  Retained earnings                                56,937         78,794
                                                 --------       --------

     Total shareholders' equity                    82,508        104,365
                                                 --------       --------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                           $419,189       $405,732
                                                 --------       --------
                                                 --------       --------


See accompanying notes.

SUN COUNTRY DRUG, INC.
STATEMENTS OF INCOME

                                                           SIX MONTHS ENDED
                                        YEAR ENDED              JUNE 30,
                                       DECEMBER 31,      ----------------------
                                           1996            1996         1997
                                       ------------      --------    ----------
                                                              (Unaudited)
Net sales                               $1,938,106       $887,345    $1,123,699

Cost of sales                            1,447,958        642,857       858,386
                                        ----------       --------    ----------

Gross profit                               490,148        244,488       265,313
                                        ----------       --------    ----------

Operating expenses:
  Selling, general and administrative      391,912        188,690       211,300
  Depreciation                              22,294         14,479        12,926
                                        ----------       --------    ----------

     Total operating expenses              414,206        203,169       224,226

Income from operations                      75,942         41,319        41,087

Other income (expense):
  Other income                               7,657              0             0
  Interest expense                         (16,508)        (7,836)       (5,096)
                                        ----------       --------    ----------

     Total other income (expense)           (8,851)        (7,836)       (5,096)
                                        ----------       --------    ----------

     Net income                         $   67,091       $ 33,483    $   35,991
                                        ----------       --------    ----------
                                        ----------       --------    ----------






See accompanying notes.

SUN COUNTRY DRUG, INC.
STATEMENTS OF SHAREHOLDERS' EQUITY

                                                            SIX MONTHS ENDED
                                         YEAR ENDED              JUNE 30,
                                        DECEMBER 31,      ----------------------
                                            1996            1996         1997
                                        ------------      --------    ----------
                                                               (Unaudited)
Balance, Beginning of period             $  1,673          $ 1,673     $ 56,937

Net income                                 67,091           33,483       35,991

Distributions to shareholders             (11,827)               0      (14,134)
                                         --------          -------     --------

Balance, End of Period                   $ 56,937          $35,156     $ 78,794
                                         --------          -------     --------
                                         --------          -------     --------







See accompanying notes.

SUN COUNTRY DRUG, INC.
STATEMENTS OF CASH FLOWS

                                                                SIX MONTHS ENDED
                                                 YEAR ENDED         JUNE 30,
                                                DECEMBER 31,    ----------------
                                                    1996         1996      1997
                                                ------------    ------    ------
                                                                   (Unaudited)
Operating activities:
  Net income                                     $  67,091     $ 33,483   $ 35,991

Adjustments to reconcile net income to net cash provided by operating activities:

  Depreciation                                      22,294       14,479     12,926
  Change in operating assets and liabilities:
     Accounts receivable-trade                      (4,274)         (15)     7,211
     Accounts receivable-other                      25,087       (3,894)      (371)
     Inventories                                  (151,985)     (55,797)      (663)
     Bank overdraft                                  3,306       (3,179)   (17,319)
     Accounts payable-trade                         57,958      (18,361)    12,084
     Payroll taxes payable                           2,085        2,219     (5,246)
     Gross receipts taxes payable                    4,554          762     (2,853)
                                                 ---------     --------   --------

Net cash provided (used) by operating activities    26,116      (30,303)    41,760

Investing activities:
  Purchase of fixed assets                         (83,063)     (81,571)      (632)

Financing activities:
  Borrowings on notes payable                      118,297      135,047     20,000
  Principal payments on notes payable              (50,031)     (25,876)   (41,980)
  Distributions to shareholders                    (11,827)           0    (14,134)
                                                 ---------     --------   --------

Net cash provided (used) by financing activities    56,439      109,171    (36,114)

Net increase (decrease) in cash                       (508)      (2,703)     5,014

Cash at beginning of period                          4,148        4,148      3,640
                                                 ---------     --------   --------

Cash at end of period                            $   3,640       $1,445    $  8,654
                                                 ---------     --------   --------
                                                 ---------     --------   --------


Supplemental disclosure of interest paid         $  16,508     $7,836     $  5,096
                                                 ---------     --------   --------
                                                 ---------     --------   --------

See accompanying notes.

                                SUN COUNTRY DRUG, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1996


1.  Summary of significant accounting policies

Organization

SUN COUNTRY DRUG, INC., A New Mexico corporation (the "Company"), owns and operates a retail pharmacy in Moriarty, New Mexico.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Income taxes

No provision for income taxes has been included in the accompanying financial statements as income taxes, if any, are payable by the shareholders under provisions of Subchapter S of the Internal Revenue Code.

Unaudited Financial Statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

2.  Long term liabilities

Installment notes due in varying installments    $  109,803
totaling approximately $2,600 per month
maturing on various dates from 1997- 2003.

Less current portion of long term debt              (31,607)
                                                 ----------
  Total long term liabilities                    $   78,196
                                                 ----------
                                                 ----------

                                SUN COUNTRY DRUG, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1996


3.  Leases

The Company leases the retail store facilities on a month to month basis. Rent expense for 1996 was $37,248.

4.  Subsequent events

On August 2, 1997 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.